                                                              Exhibit 99.1

                         Form 4 Joint Filer Information

          Name:                                   AKDL, L.P.

          Address:                                201 Main Street, Suite 1900
                                                  Fort Worth, TX 76102

          Date of Event Requiring Statement:      02/26/2020

          Name:                                   Crestline SI (GP), L.P.

          Address:                                201 Main Street, Suite 1900
                                                  Fort Worth, TX 76102

          Date of Event Requiring Statement:      02/26/2020

          Name:                                   Crestline Investors, Inc.

          Address:                                201 Main Street, Suite 1900
                                                  Fort Worth, TX 76102

          Date of Event Requiring Statement:      02/26/2020

          Name:                                   Crestline Management, L.P.

          Address:                                201 Main Street, Suite 1900
                                                  Fort Worth, TX 76102

          Date of Event Requiring Statement:      02/26/2020